                                                                   EXHIBIT 10.15

                      NETSCAPE COMMUNICATIONS CORPORATION
               "INTERNET ACCOUNT SERVER" PARTICIPATION AGREEMENT


     This Agreement is made as of January 14, 1997 ("Effective Date") between
                                                     --------------
Netscape Communications Corporation, a Delaware corporation with its principal place of business at 501 East Middlefield Road, Mountain View, CA 94043 ("Netscape") and Concentric Network Corporation, a Florida corporation with its principal place of business at 10590 N. Tantau Avenue, Cupertino, CA 95014 ("Provider").
  --------

     A. Netscape develops and markets technology and services for use in connection with the Internet. Netscape has a system ("Account Server") that
                                                       --------------
assists Internet users in the U.S. and Canada to select, and sign up with, an Internet Service Provider from a menu of access providers that have entered into agreements with Netscape.

     B. Provider is an Internet Service Provider that wishes to be included in the menu ("Menu") of Internet Service Providers used with the Account Server so
           ----
that users of Netscape's Account Server who wish to become subscribers of Provider's Internet access services may sign up with Provider through the Account Server ("Subscribers").
                 -----------

     Netscape and Provider agree as follows:

     1.   Account Server.  The current description of the Account Server is
          --------------
contained in Attachment A. Provider acknowledges that this may be revised by
             ------------
Netscape from time to time in response to technology changes and/or market conditions. Netscape will issue specific written procedures for participation on the Account Server. Provider's participation on the Account Server will be in accordance with the terms of this Agreement, including its Attachments, and Netscape's written procedures.

     2.   Menu of Providers.  Subject to the terms and conditions of this
          -----------------
Agreement (including Provider's payment in full of the fees and expenses specified in Section 7, Netscape will include Provider in the Menu. Provider acknowledges that Netscape will determine the format, ordering, and contents of the Menu (including the total number of Internet access providers listed in the Menu at any time, whether or not the Menu is divided into categories of service providers, the placement of such categories, and service Provider's placement within the categories and Menu) in its sole discretion, and may revise such format, ordering, and contents at any time.

     3.   Provider Infrastructure/Deliverables.
          ------------------------------------

          3.1  Requirements for Internet Access Infrastructure.
               -----------------------------------------------

     Netscape requires, and Provider agrees to establish and maintain and be solely responsible for the infrastructure for Internet access as described in Attachment B in order that Netscape may provide Subscribers with a choice of
------------
competitive Internet access services.

          3.2  Requirements for Account Creation Infrastructure.
               ------------------------------------------------

     Netscape requires, and Provider agrees to establish and maintain the infrastructure for account creation as described in Attachment B in order that
                                                    ------------
Netscape may integrate Provider with Netscape's Account Server.

          3.3  Provider Deliverables.
               ---------------------

               3.3.1  Provider Pages.
                      --------------

                      (a) Function of Provider Pages.  When a user of the
                          --------------------------
Account Server wishes to team about a specific Internet service provider, the user may select the provider from the Menu and will then be linked to one or more informational HTML pages containing the provider's fee schedule and describing its service offerings ("Provider Pages"), which are intended to aid
                                   --------------
the user in deciding which provider to subscribe to.

                      (b) Delivery of Provider Pages.  Provider will deliver to
                          --------------------------
Netscape, within ten (10) days of Netscape's provision of the appropriate form to Provider, the Provider Pages of the Provider in final form, a copy of which is to be attached as part of Section 3.1 of Attachment B, for incorporation into
                                            ------------
the Account Server. Provider may update its Provider Pages up to once each month by delivering revised pages to Netscape in final form by the 25th day of the previous month. Netscape will update the Account Server with such revised pages within ten (10) days of their delivery by Provider, subject to subsection
(c) below.

                      (c) Review and Approval of Provider Pages.  Netscape will
                          -------------------------------------
have the right to review the content and format of each Provider Page prior to including any such page in the Account Server. If Netscape determines, in its sole discretion, at any time before or after delivery of any such page by Provider that such page contains any material, or presents any material in a manner, that is not appropriate for use in the Account Server, Netscape will inform Provider of such determination and, if such page is already incorporated in the Account Server, Netscape may immediately remove such page from the Account Server. Instead of Netscape incorporating such Provider Page in the Account Server, Provider will deliver to Netscape a revised Provider Page that Netscape determines, in its sole discretion, is appropriate for use in the Account Server. In no event will Netscape be required to incorporate any Provider Page or other information in the Account Server except as described in this paragraph.

               3.3.2  Other Provider Deliverables.  Additionally, Provider will
                      ---------------------------
provide Netscape with and be solely responsible for other deliverables as described in Attachment B.
             ------------

     4.  License Rights.  Provider grants to Netscape a non-exclusive license
         --------------
during the term of this Agreement to use, reproduce, electronically distribute, publicly display, and publicly perform the materials delivered to Netscape by Provider in connection with the Account Server. Nothing in this Agreement gives either party any exclusive marketing or distribution rights.

     5.   Marketing and Promotion.
          -----------------------

          (a) Marketing.  Netscape will determine in its sole discretion the
              ---------
manner of, and resources it will devote to, advertising, promoting, and otherwise marketing the Account Server under this Agreement. Provider acknowledges that the commercial success of the Account Server is highly speculative and that Netscape has made no representation to Provider that Provider will obtain or maintain any Subscribers through Provider's participation on the Account Server. Provider agrees to participate in press announcements regarding the creation and deployment of the Account Server as reasonably requested by Netscape.

          (b) Trademark Usage in Marketing Materials.  Netscape will have the
              --------------------------------------
right to use Provider's trademarks, trade names, servicemarks, and/or logos in any advertising, promotional, and other marketing materials for the Account Server in a manner consistent with Provider's standard trademark usage. Netscape will submit samples of such materials to Provider from time to time upon Provider's request.

     6.   Technical Support.  Netscape will provide front-line (first line)
          -----------------
technical support to users of the Account Server during the account creation process in accordance with Netscape's then current technical support policies. Provider agrees to provide back-up (second line) technical support to Netscape during the account creation process. Provider will have sole responsibility for end user support for Internet access services once the user has become a Subscriber of Provider's services, including the configuration (whether manual or automatic) of the end-user's computer to connect to Provider's service and the user account that is created.

     7.   Payments.
          --------

          (a) Bounties.  Provider agrees to pay Netscape a bounty for each new
              --------
Subscriber. The amount of each bounty will be calculated as specified in Attachment C and will accrue as to each Subscriber on the [*] of service to such Subscriber by Provider. Provider will pay Netscape bounties on a calendar month basis within thirty (30) days of the end of the month in which the bounty accrued. The payment may be made either (i) with the monthly report required to be submitted by Provider under Section 8 below or (ii) by electronic wire transfer to an account designated by Netscape.

          (b) Taxes.  All bounty payments are payable in U.S. Dollars and are
              -----
exclusive of any applicable taxes. Provider shall be responsible for all national, state and local taxes, value added or sales taxes, levies and assessments and withholding taxes pertaining to the bounties payable by Provider (except taxes based upon Netscape's net income from the receipt of bounties from the Provider) except to the extent Provider provides Netscape with a valid applicable tax exemption

--------------------

     [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

certificate. If any applicable law requires Provider to withhold amounts from any bounty payments to Netscape hereunder, Provider shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Netscape with tax receipts evidencing the payment of such amounts.

          (c)  Equipment Required for Provider.  Provider agrees to pay all
               -------------------------------
incremental expenses required to establish communication links between the Provider's sign up system and the Account Server system. The type and amount of such incremental expenses and the implementation schedule is to be mutually agreed to by the parties.

          (d)  Development Expenses.  Provider agrees to pay Netscape the
               --------------------
expenses incurred by Netscape in modifying the Account Server to make it properly interface with Provider's sign up system. The type and amount of such development expenses and the development schedule is to be mutually agreed to by the parties and to be attached as part of Attachment B. Netscape will own all
                                          ------------
modifications to the Account Server.

          (e)  Toll-Free Telephone Charges.  For subscribers that access the
               ---------------------------
Account Server through Netscape's 800# access, each month Netscape will bill Provider, and Provider will pay Netscape an amount equal to [*]. Provider will pay the Toll Charges within thirty (30) days upon receipt of invoice from Netscape. Provider shall have the right, no more than once per twelve month period, upon reasonable prior written notice to Netscape, to have an independent third party verify that the amount of the Toll Charges billed to Provider is correct, or if incorrect, the amount which such third party believes Provider should have been charged. Provider shall not have the right to learn the total number of new subscribers for all providers on the Menu.

     8.   Records and Reports.  Provider shall use the "REG_CHANNEL" identifier
          -------------------
passed from Netscape to Provider during account creation to sort and total the Subscribers for each unique marketing channel created by Netscape. Within thirty (30) days after the end of each month, Provider will deliver to Netscape in writing or by e-mail a report in the format as specified in Attachment D
                                                               ------------
showing the number of Subscribers acquired by Provider for each REG_CHANNEL through the Account Server system for whom Provider provided the 61st day of service during such month. Bounty payments must accompany the monthly report. Provider will maintain, for at least three (3) years after termination of this Agreement, accurate books and records relating to Subscribers who signed up for Provider's services through the Account Server. Netscape shall have the right, no more than once per twelve month period, upon reasonable prior written notice to Provider, to have an independent third party verify Provider's compliance with Provider's reporting and payment obligations, including, without limitations, that the number of Subscribers per REG_CHANNEL reported to Netscape is correct. Provider shall not have the right to learn information about, or the identity of, each unique marketing channel created by Netscape.

--------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     9.   Subscriber Fees and Terms.  Provider will determine its Internet
          -------------------------
subscription fees and the terms of its service offerings in its sole discretion.

     10.  Confidential Information.  Confidential information of each party
          ------------------------
disclosed in connection with this Agreement ("Confidential Information") will be
                                              ------------------------
treated as specified in the agreement contained in Attachment E. In the event such agreement terminates or expires, its terms will continue to govern the Confidential Information. Information pertaining to Subscribers, as referenced in Section 12 of this Agreement, will not be considered Confidential Information.

     11.  Indemnity.  Each party will defend, indemnify, and hold the other
          ---------
party harmless against any third party claims arising from the manufacture, use, reproduction, or distribution, as authorized in this Agreement, of any technology, content, or other information supplied by it under this Agreement, including but not limited to arising out of any alleged infringement or misappropriation of any copyright, trademark, trade secret, patent, or other intellectual property tight, or violation of any laws or right of privacy or publicity or content regulation.

     12.  Proprietary Rights.
          ------------------

          (a)  Ownership.  Provider acknowledges that Netscape and its licensors
               ---------
own all right, title, and interest in and to the Account Server. Netscape acknowledges that Provider and its licensors own all right, title, and interest in and to Provider's Internet access system. Provider and Netscape both acknowledge that Provider and Netscape shall co-own (without rights of inspection or any duty to account) any information pertaining to Subscribers of Provider's services, including, but not limited to the name, address and new email address of Subscriber. Any use of such Subscriber information shall be in compliance with applicable privacy laws.

          (b)  No Right to Use.  Nothing in this Agreement gives Provider any
               ---------------
right or license to use, reproduce, or distribute any technology or intellectual property rights in the Account Server or otherwise belonging to Netscape. Except for Netscape's right to make use of the Provider Pages and Provider's trademarks, trade names, servicemarks, logos and other materials as specified in this Agreement, nothing in this Agreement will give Netscape any right or license to use, reproduce, or distribute any technology or intellectual property rights in Provider's Internet access system or otherwise belonging to Provider.

     13.  Term and Termination of Agreement.
          ---------------------------------

          (a)  Term.  This Agreement is for a period of one year beginning on
               ----
the Effective Date, and thereafter it will automatically renew subject to
Section 13(b).

          (b)  Termination at Will.  Either party may terminate this Agreement
               -------------------
at will at any time during the term of this Agreement with or without cause, by written notice given to the other party given not less than thirty (30) days prior to the effective date of such termination.

          (c)  Bounty Rights on Termination. Following termination of this
               ----------------------------
Agreement, Provider will pay to Netscape all bounties not yet paid on all Subscribers who registered with Provider through the Account Server at any time prior to the termination of this Agreement, regardless of when Provider's obligation to pay such bounty accrues.

          (d)  Other Expenses and Fees Incurred Prior to Termination.  If this
               -----------------------------------------------------
Agreement is terminated, and the development expenses incurred by Netscape under
Section 7 above have not been fully paid prior to such early termination, Provider will pay to Netscape such percentage of the total development expenses as is determined by the ratio of the actual time that Netscape has spent on modifying the Account Server pursuant to Section 7 prior to such early termination divided by the total, planned development time. All other expenses and fees due to Netscape shall be payable in full.

          (e)  Survival. Sections 7, 8, 10, 11, 12, 13(c), 13(d), 14 and 15 will
               --------
survive termination of this Agreement.

     14.  Limitation of Liability.  EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER
          -----------------------
SECTION 11, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST PROFITS OR ANY FORM OF SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES FROM ANY CAUSES OF ACTION OF ANY KIND, WHETHER ARISING IN TORT (INCLUDING NEGLIGENCE), CONTRACT, OR OTHERWISE, EVEN IF IT HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. NETSCAPE WILL HAVE NO LABILITY FOR ANY UNAUTHORIZED TRANSACTIONS OR OTHER ACTIVITY BY SUBSCRIBERS OR POTENTIAL SUBSCRIBERS. IN NO EVENT WILL NETSCAPE'S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAID TO IT BY PROVIDER UNDER, OR IN CONNECTION WITH, THIS AGREEMENT.

     15.  General.
          -------

          (a)  Assignment.  This Agreement is not assignable by either party
               ----------
without the other party's written consent.

          (b)  Independent Contractor.  Netscape's relationship with Provider
               ----------------------
during the term of this Agreement will be that of an independent contractor, and not a partner or joint venturer.

          (c)  Notices.  All notices and demands under this Agreement will be in
               -------
writing and will be delivered by personal service, confirmed fax, confirmed email, express courier, or certified mail, return receipt requested, to the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party), and will be effective upon receipt.

          (d)  Governing Law and Venue.  The laws of the State of California,
               -----------------------
excluding that body of law controlling conflicts of law, will govern all disputes arising out of or relating to this

Agreement. Each party hereby consents to personal jurisdiction and service of process on it in the State of California and waives any right to object thereto.

          (e)  Compliance with Law.  Each party will at all times comply with
               -------------------
all applicable international, national, state, regional, and local laws and regulations, including U. S export control laws, in performing its duties under this Agreement.

          (f)  Force Majeure.  Neither party will be responsible for any failure
               -------------
to perform its obligations under this Agreement due to causes beyond its reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor or materials.

          (g)  Waiver.  The waiver by either party of any breach of this
               ------
Agreement by the other party will not waive subsequent defaults by such party of the same or a different kind.

          (h)  Severability.  In the event any provision of this Agreement is
               ------------
held by a court or other tribunal of competent jurisdiction to be unenforceable, the other provisions of this Agreement will remain in full force and effect.

          (i)  Publicity.  Neither party will disclose any of the terms of this
               ---------
Agreement to any third party. Provider agrees that Netscape may issue a press release regarding this Agreement, subject to Provider's approval of the contents thereof.

          (j)  Entire Agreement.  This Agreement, together with its attachments,
               ----------------
constitutes the complete and exclusive agreement between the parties pertaining to the subject matter hereof; and supersedes in its entirety any and all prior written or oral agreements or communications between the parties with respect to such subject matter. Provider acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein, any modifications or waivers under this Agreement must be in writing and signed by both parties.

     The parties have executed this Agreement as of the Effective Date.

PROVIDER:                              NETSCAPE COMMUNICATIONS
         --------------------------    CORPORATION


Signature: /s/ Henry Nothhaft          Signature: /s/ Mike Homer
          -------------------------              -----------------------

Name: Henry Nothhaft                   Name: Mike Homer
     ------------------------------         ----------------------------

Title: President and CEO               Title: Senior Vice President,
      -----------------------------          ---------------------------
                                              Marketing
                                              ----------

Date: 3/13/97                          Date: 3/17/97
     ------------------------------         ----------------------------


                                          REVIEWED BY

                                              NETSCAPE LEGAL

                                         Initial   /s/ SSL
                                                ----------------------------

                                  ATTACHMENT A


1.   Account Server Description and Specifications
     ---------------------------------------------

(a) Using either Netscape software or via the Internet, user accesses Account Server, and a Menu of Providers is presented to user. User chooses a category of service provider and then a specific Provider, and Account Server communicates with Provider's sign up server via the ISP Protocol (Mecca). All communications are secured using SSL Security Protocol. Account is created, user becomes a Subscriber and:

     1. Account Server passes account parameters to Subscriber's computer for automatic configuration by Netscape supplied account setup software, (if user accesses the Account Server via Netscape software)

          or

     2. Account Server presents the account parameters, including ISP's support phone number, to Subscriber for printing and manual configuration. (if user accesses the Account Server via the Internet).

(b)  A front-end server for the ISP Protocol is provided by Netscape.


                   NETSCAPE ISP PROTOCOL SERVER SPECIFICATION
                   ------------------------------------------

The document entitled "Netscape REGD Specification" is attached here or has already been provided.


(c)  A front-end server for the SSL Security Protocol is provided by Netscape.


                     NETSCAPE SECURITY SERVER SPECIFICATION
                     --------------------------------------

The document titled "Netscape SSLD Specification" is attached here or has already been provided.

                                 ATTACHMENT B


PROVIDER INFRASTRUCTURE/DELIVERABLES & DEVELOPMENT EXPENSES
-----------------------------------------------------------


     1.   Provider Infrastructure for Internet Access.
          -------------------------------------------

          (a)  All POPs must support PPP, with PAP/CHAP compliancy.
          (b)  Support for POP3 and SMTP mail servers.
          (c)  Support for NNTP for news.
          (d) Support for "Free" accounts for testing that are valid for no less than 5 days.

2.   Provider Infrastructure for Account Creation.
     --------------------------------------------

     (a) Installation of ISP Protocol Server (REGD) per Attachment A including SSLD Security Server, on a Unix-based system. Both server front-ends are provided by Netscape to Provider.

     (b) Support for real-time account provisioning. Once an error-free account creation process is complete, Subscriber must be able to access Provider's service through Provider's POPS, with a delay of no more than 10 minutes.

     (c) Support for creating "Free" test accounts for testing account creation process, and Provider's Infrastructure.

     (d) Support for capturing and reporting the REG_CHANNEL identifiers and total number of subscribers for each REG_CHANNEL identifier.

     (e) Back-end support staff available via phone and email 24 hours per day, 7 days per week to monitor, troubleshoot and support the Account Creation Infrastructure.

     (f) Support for maintaining [*] uptime of the Account Creation Infrastructure.

3.   Provider Deliverables.
     ---------------------

     3.1  Provider Pages.
          --------------

Provider will provide to Netscape:

(i) Provider's official company name, as it is to be displayed by our account creation interface. This will be used in all text fields and buttons containing Provider's company name.

--------------------

     [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) Logo and icon files. Two gif image files of Provider's logo, one 48 x 48 pixels, and one 82 x 50 pixels. Gifs should be the full given size, preferable with a white background. One Windows 3.1 icon file, ico (32 x 32 pixels), to be placed on Windows 3.1 user's desktop should also be delivered.

(iii) Sales Phone Number. This phone number appears at the top of Provider's offer page and is used to get pre-sales information about the services provided.

(iv) A paragraph describing any features that apply to all price plans. This information is passed in the "plan_info" field of the account_parameters_ sent packet. An example would be: 'Activation Fee/One time charge of US $5.00 for initial connection.'

(v) Price plan names and descriptions. This information is passed in the "price_plans" field of the account_parameters_sent packet. As the following example shows, HTML may be included in the descriptions.

       "price_plans=type=select'Aplan=plan 1'Bdescription=[P]l day free[/P] US $0.00 per month for 0 hours per month.'Aplan=plan 2'Bdescription=[P]l day free[/P]US $00.00 per month for 00 hours per month [BR] All hours are [B]Free.[/B]'M"

(vi) Support information and phone number. The phone number must be passed in the "support_number" field of the account_created packet.

(vii) Key Advantages. Provide a brief description of the advantages of Provider's service relative to other providers. This information is added by Netscape into the HTML of the Provider Pages. This information is required to be a list of items. Some possibilities include:

       . Special modem support such as 28.8 or ISDN. Reliability and availability of dialup connections.

       . Number and location of access points. Roaming support. 800 number dial-ins.

       . If your support methods are better or more available. If you have an 800 number.

       .   Length of experience as an ISP.

       .   Newsgroup access. Application access. Special content access.

       .   Web page hosting services for subscribers.

(viii) Terms and Conditions. The terms and conditions of Provider's service will be described using the following format:

       "Once your service connection is completed, please be sure to review the [ISP] terms and conditions for service located at [URL]. If you do not agree to these please notify us at [Support Phone Number] to cancel your service."

(ix) Confirmation message. The confirmation message is displayed to the subscriber while they decide whether to accept creation of the account. The message to be displayed is passed in the "message" field of the send_confirmation packet, and is a free-form page created by Provider.

     An example confirmation message is:

     "Welcome to [ISP]. You have chosen [describe plan]. [describe any special features not highlighted previously]. [describe anything that might be important about the account]. [describe more terms and conditions]."


     3.2  Other Provider Deliverables.
          ---------------------------

     (a) Information on Provider's platform on which the Unix-based REGD Mecca Protocol server will run. This is required for Netscape to provide the Provider with the REGD front-end ("Protocol Server") and SSLD front-end ("SSL Security Server").

     (b) Domain name for Provider's system. IP address, name and port number for their sign up server machine (host for ISP Protocol Server and SSL Security Server). Whether POPs are VJ compression enabled.

     (c) Contacts for updates and changes to the POPS, offer pages, system configurations, maintenance procedures and protocol revisions.

4.   Incremental Expenses (Section 7(c)).
     -----------------------------------

     The type and amount of incremented expenses and the schedule are to be mutually agreed upon in writing by the parties.

5.   Development Expenses (Section 7(d)).
     -----------------------------------

     The type and amount of development expenses and the development schedule are to be mutually agreed upon in writing by the parties.

                                  ATTACHMENT C

                                  BOUNTY RATES
                                  ------------


[*]





--------------------
     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. A total of 1 page containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT D

                                 REPORT FORMAT
                                 -------------

------------------------------------------------------------
         REG_CHANNELs           Number of Subscribers
------------------------------------------------------------
Example:  NSCP1OO1
                            [*]





------------------------------------------------------------

--------------------
     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT E

                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT


     Each party (the "Receiving Party") understands that the other party (the "Disclosing Party") may disclose information (including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information) which, to the extent disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party. All Proprietary Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary" and all Proprietary Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as confidential or proprietary at the time of disclosure and shall be reduced to a writing marked "confidential" or "proprietary" and delivered to the Receiving Party within thirty (30) days following the date of disclosure.

     In consideration of the parties' discussions and any access the Receiving Party may have to Proprietary Information of the Disclosing Party, the Receiving Party hereby agrees as follows:

     1. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence and to take all necessary precautions to protect such Proprietary Information, (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time of such Proprietary Information except to fulfill the purposes of the Internet Account Server Participation Agreement to which this Attachment E is attached, (iv) not to remove or export any such Proprietary Information from the country of the Disclosing Party, and (v) not to copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of any such Proprietary Information. The Receiving Party shall limit the use of and access to the Disclosing Party's Proprietary Information to the Receiving Party's employees who need to know such Proprietary Information for the purpose of such internal evaluation and shall cause such employees to comply with the obligations set forth herein. The Receiving Party shall treat the Proprietary Information with at least the same degree of care and protection as it would use with respect to its own proprietary information. The foregoing obligations shall survive for a period of three (3) years from the date of disclosure of the Proprietary Information. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information that (a) is publicly available at the time of disclosure or which thereafter becomes publicly available, through no improper action or inaction by the Receiving Party or any affiliate, agent or employee of the Receiving Party, or (b) was in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to the Receiving Party by another person without restriction, or (d) is independently developed by the Receiving Party without access to such Proprietary Information, or (e) is required to be disclosed pursuant to any statutory or regulatory authority, provided the Disclosing Party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible, or (f) is required to be disclosed by a court order, provided the Disclosing Party is given prompt notice of such order and provided the opportunity to contest it.

     2. Immediately upon request by the Disclosing Party at any time, the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The parties understand that nothing herein (i) requires the disclosure of any Proprietary Information, which shall be disclosed, if at all, solely at the option of the Disclosing Party, or (ii) requires either party to proceed with any proposed transaction or relationship in connection with which Proprietary Information may be disclosed.

     3. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there may be no adequate remedy at law for any breach of its obligations. The Receiving Party further acknowledges that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party and, therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to seek appropriate equitable relief in addition to whatever remedies it may have at law. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach.

     4. Neither party acquires any intellectual property rights under this Attachment or through any disclosure hereunder, except the limited right to use such Proprietary Information in accordance with this Attachment. No warranties of any kind are given with respect to the Proprietary Information disclosed under this Attachment or any use thereof; except as may be otherwise agreed to in writing.

                                       CONCENTRIC NETWORK CORPORATION
                                       ------------------------------
     NETSCAPE COMMUNICATIONS                     (Company)
          CORPORATION

By:  /s/ Mike Homer                    By: Henry R. Nothhaft
   ----------------------------           ---------------------------
     Mike Homer

Address:                               Address:
                                       ------------------------------
501 East Middlefield Road              10590 N. Tantau Ave.
                                       ------------------------------
Mountain View, California 94043        Cupertino, CA  95014
                                       ------------------------------

Date:   3/17/97                        Date:  3/13/97
      -------------------------             -------------------------
             REVIEWED BY
            NETSCAPE LEGAL
      Initial   /s/ SSL
              ------------

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